UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2004

WellPoint Health Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13083	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1 WellPoint Way Thousand Oaks, California	91362
(Address of principal executive offices)	(Zip Code)

(818) 234-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                Results of Operation and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of certain materials prepared by the Company containing information with respect to the Company for completed fiscal periods.  This information was and will continue to be presented during various investor conferences, including investor conferences on November 8, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.              Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit

99.1	Text of certain information presented by the Company at investor conferences

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	WellPoint Health Networks Inc.

	By:	/s/ Robert A. Kelly
Robert A. Kelly Assistant Secretary